NATIONWIDE VARIABLE INSURANCE TRUST
NVIT BlueprintSM Managed Growth Fund
NVIT BlueprintSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated November 8, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund

1.	Effective immediately, the Prospectus is amended as follows:

a.	The following is added to the section “Large-Cap Stocks” under the heading How The Funds Invest – Investor Destinations Managed Funds on page 34 of the Prospectus:

NVIT J.P. MORGAN U.S. EQUITY FUND. This Underlying Fund seeks a high level of total return from a diversified portfolio of equity securities by investing in equity securities of large-capitalization U.S. companies.

b.	The following is added to the section “International Stocks” under the heading How The Funds Invest - Investor Destinations Managed Funds on page 34 of the Prospectus:

NVIT GS EMERGING MARKETS EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of emerging country issuers.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE